UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

AMERCO

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee paid previously with preliminary materials:

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-69i)(1) and 0-11

Notice Card 1 of 2

Your **Vote** Counts!

AMERCO

2022 Annual Meeting
Vote by August 17, 2022 11:59 PM ET. For shares held in a Plan, vote by August 15, 2022 11:59 PM ET.

AMERCO
C/O U-HAUL INTERNATIONAL, INC.
ATTN: LEGAL DEPARTMENT
2727 N. CENTRAL AVE
PHOENIX, AZ 85004

D88355-P77335

You invested in AMERCO and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 18, 2022.**

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

August 18, 2022
9:00 AM PDT

Shoen Family Conference and Fitness Center
45 E. Roanoke Rd.
Phoenix, AZ 85004
and webcast at www.amerco.com

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Notice Card 2 of 2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Edward J. Shoen 02) James E. Acridge 03) John P. Brogan 04) James J. Grogan 05) Richard J. Herrera 06) Karl A. Schmidt 07) Roberta R. Shank 08) Samuel J. Shoen	For
2. The ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023.	For
3. A proposal received from Company stockholder proponents to ratify and affirm the decisions and actions taken by the Board of Directors and executive officers of the Company with respect to AMERCO, its subsidiaries, and its various constituencies for the fiscal year ended March 31, 2022.	For
4. A proposal received from a Company stockholder proponent regarding adoption of emission reduction targets.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D88356-P77335